UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019 (December 6, 2019)

SAExploration Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other jurisdiction of incorporation)

001-35471
(Commission file number)

27-4867100
(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079
(Address of principal executive offices) (Zip Code)

(281) 258-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each classTrading Symbol(s)Name of each exchange on which registeredCommon stock, par value $0.0001SAEXNASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Extension of Forbearance Agreements

As previously disclosed, on September 23, 2019, SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries entered into a series of forbearance agreements with:

•

certain lenders (the “ABL Forbearing Parties”) of approximately $20.5 million in aggregate principal amount (representing approximately 93% of the outstanding principal amount) of the loans under the Third Amended and Restated Credit and Security Agreement, dated as of September 26, 2018 (as amended, the “ABL Agreement”), by and among SAExploration, Inc., a Delaware corporation and a subsidiary of the Company, as the borrower, the Company, the other Guarantors (as defined in the ABL Agreement) from time to time party thereto, the Lenders (as defined in the ABL Agreement) from time to time party thereto, and Cantor Fitzgerald Securities, as the agent (the “ABL Forbearance Agreement”);

•

certain lenders (the “Term Loan Forbearing Parties”) of at least 67% of the outstanding principal amount of the term loans under the Term Loan and Security Agreement, dated as of June 29, 2016 (as amended, the “Term Loan Agreement”), by and among the Company, as the borrower, the Guarantors (as defined in the Term Loan Agreement) from time to time party thereto, the Lenders (as defined in the Term Loan Agreement) from time to time party thereto, and Delaware Trust Company, as the Collateral Agent (as defined in the Term Loan Agreement) and as the Administrative Agent (as defined in the Term Loan Agreement) (the “Term Loan Forbearance Agreement”); and

•

certain holders (the “Notes Forbearing Parties” and together with the ABL Forbearing Parties and the Term Loan Forbearing Parties, the “Forbearing Parties”) of at least 90% of the outstanding principal amount of the Company’s 6.00% Senior Secured Convertible Notes due 2023 (the “Convertible Notes”) issued pursuant to the indenture, dated as of September 26, 2018 (as amended, the “Convertible Notes Indenture” and, together with the ABL Agreement and the Term Loan Agreement, the “Debt Instruments”), by and among the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral trustee (the “Convertible Notes Forbearance Agreement” and together with the ABL Forbearance Agreement and the Term Loan Forbearance Agreement, the “Forbearance Agreements”).

Pursuant to the Forbearance Agreements, the Forbearing Parties agreed to refrain from exercising their rights and remedies under the Debt Instruments and applicable law (the “Forbearance”) with respect to existing defaults disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 16, 2019 and August 22, 2019 and other events of default that have occurred and other potential defaults or events of default that may occur as further specified in the Forbearance Agreements.

On December 6, 2019, the Company, certain of its subsidiaries, and the Forbearing Parties extended the effectiveness of the Forbearance under the Forbearance Agreements until the earlier of (i) December 31, 2019 and (b) the date the Forbearance Agreements otherwise terminate in accordance with their terms.

The foregoing descriptions of the Forbearance Agreements are summaries only and are qualified in their entirety by reference to the complete text of (i) the ABL Forbearance Agreement, attached hereto as Exhibit 10.1, (ii) the Term Loan Forbearance Agreement, attached hereto as Exhibit 10.2, and (iii) the Convertible Notes Forbearance Agreement, attached hereto as Exhibit 10.3, each incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

Ongoing Discussions

The Company is continuing its discussions with the Forbearing Parties regarding a waiver of the events of default specified in the Forbearance Agreements and to address the Company’s current liquidity and cash flow issues, including the Company’s need to obtain additional working capital for upfront expenditures for upcoming projects. The Forbearing Parties constitute the required percentage of holders to agree to any waivers or amendments to the relevant Debt Instrument. The Company expects that the Forbearance Agreements will allow these discussions to continue while the Company works to complete the restatement of its financial statements, as disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 16, 2019 and August 22, 2019. The Company cannot make any assurances regarding the timing of the restatement or whether the Company will be successful in receiving the requested waivers. If the Company is not successful in these efforts, it would likely have a material adverse effect on the Company’s business, financial condition and results of operations.

Forward-looking Statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable U.S. federal securities laws. The words “may,” “possible,” “estimates”, “expects,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the possible impact of the matters summarized in this Form 8-K, may or may not be realized, and differences between estimated results and those actually realized may be material.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to the following known and unknown things:

•	the outcome of the previously disclosed SEC investigation, which could include sanctions against the Company and its officers and directors, civil lawsuits and criminal penalties;
•	the impact of the restatement and conclusion of the Company regarding the effectiveness of its internal controls and disclosure controls and procedures, among other things;
•	the outcome of the Company’s internal investigation into the matters summarized in the Company’s previous filings with the SEC;
•	additional risks may arise in the process of completing the restatement and related disclosures to be revised;
•	the possible impact on payments received from the State of Alaska regarding completed tax credits and pending applications;
•	risks related to a possible delisting from the Nasdaq Capital Market;
•

the availability of liquidity and capital resources, including the Company’s need to obtain additional working capital for upfront expenditures for upcoming projects, and the potential impact this has on our business and competitiveness;

•

risks related to the Company’s debt agreements and related previously disclosed events of default, including the risks that the holders of the debt do not provide waivers of the events of default and seek to accelerate the maturity date of the applicable debt and exercise other remedies, such as foreclosure, among other things;

•	risks arising from the holders of the Company’s debt taking other actions against the Company, including by seeking a bankruptcy filing;
•	the potential need for the Company itself to seek bankruptcy protection;
•	costs and outcomes of pending and future litigation;
•	the impact that the disclosure in this Form 8-K, as well as possible future filings and disclosures may have on the Company’s business, including customers, employees and others;
•

the time and expense required to respond to the SEC and for the Company to complete the restatement and its internal investigation, which expenses are likely to be material and are likely to have a material adverse impact on the Company’s cash balance, cash flow and liquidity; and

•	other risks described more fully in the Company’s filings with the SEC that relate to matters not covered in this Form 8-K.

Each of these risks, and the known and unknown consequences of these risks, could have a material negative impact on the Company, its business and prospects. As of the date of this Form 8-K, the Company cannot make any assurances regarding the impact or outcome of these risks. Forward-looking statements reflect the views of the Company as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments, other than in compliance with U.S. federal securities laws and the Company’s determination that any such revised disclosure is necessary or advisable to do.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Forbearance Agreement, dated as of September 23, 2019, among SAExploration, Inc., SAExploration Holdings, Inc., the other loan parties thereto and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8–K filed with the SEC on September 23, 2019)

10.2

Forbearance Agreement, dated as of September 23, 2019, among SAExploration Holdings, Inc., the other loan parties thereto and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8–K filed with the SEC on September 23, 2019)

10.3

Forbearance Agreement, dated as of September 23, 2019, among SAExploration Holdings, Inc., and the holders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8–K filed with the SEC on September 23, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAExploration Holdings, Inc.
Date: December 9, 2019	By: /s/ Kevin Hubbard Name: Kevin Hubbard Title:Interim Chief Financial Officer